                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2002

                          THE MIIX GROUP, INCORPORATED
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                 001-14593               22-3586492
        ---------------            ------------         -------------------
        (State or Other            (Commission           (IRS Employer
        Jurisdiction of            File Number)          Identification No.)
        Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
   --------------------------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure.

The MIIX Group, Incorporated (the "Company") filed its Form 10-Q for the quarterly period ended September 30, 2002 on November 14, 2002. The filing was accompanied by Certifications pursuant to Section 906 of Sarbanes-Oxley Act of 2002 of Patricia A. Costante, the Company's Chief Executive Officer, and Allen
G. Sugerman, the Company's Interim Chief Financial Officer (the "Certifications"). The Certifications are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Attached to this Form 8-K as Exhibit 99.3 and incorporated herein is a supplemental financial information exhibit prepared by management which sets forth management's calculation of the run-off value of the Company. This supplemental financial information has not been reviewed by any independent source, including the Company's independent auditors. The supplemental financial information attached as Exhibit 99.3 should be read in conjunction with the Company's Form 10-Q for the period ended September 30, 2002, in particular the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained therein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIIX GROUP, INCORPORATED


                                             By: /s/ Patricia A. Costante
                                                 -------------------------------
                                                 Patricia A. Costante
                                                 Chairman and CEO

November 14, 2002












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                                  EXHIBIT INDEX


Exhibit No.                                    Description
-----------                                    -----------

99.1 Certification of Chief Executive Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

99.3                         Financial Supplement
















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